UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2018

Black Creek Industrial REIT IV Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-200594	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
518 Seventeenth Street, 17th Floor
Denver, CO 80202
(Address of principal executive offices)
(303) 228-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Black Creek Industrial REIT IV Inc. (the "Company") hereby amends the following Current Report on Form 8-K to provide the required financial information:

•
Current Report on Form 8-K (the "Current Report") filed with the Securities Exchange Commission (the "SEC") on June 13, 2018 to provide the required financial information relating to the Company's acquisition of Park 429 Logistics Center, as described in the Current Report.

Item 9.01.    Financial Statements and Exhibits.
(a) and (b) Financial Statements of Real Estate Property Acquired and Pro Forma Financial Information
The financial statements and pro forma financial information required by Item 9.01(a) and (b) are filed herewith as exhibits under Item 9.01(d) and such exhibits are incorporated herein by reference.
(d) Exhibits

Exhibit Number	Description
99.1	Financial Statements of Real Estate Property Acquired—Park 429 Logistics Center
Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2018 (unaudited) and for the Year Ended December 31, 2017 (unaudited)
Notes to the Statements of Revenues and Certain Expenses for the Six Months Ended June 30, 2018 (unaudited) and for the Year Ended December 31, 2017 (unaudited)

99.2	Pro Forma Financial Information—Black Creek Industrial REIT IV Inc.
Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2018 (unaudited)
Notes to the Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2018 (unaudited)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.

August 23, 2018	By:	/s/ THOMAS G. MCGONAGLE
Name: Thomas G. McGonagle
Title: Managing Director, Chief Financial Officer